UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007
BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (251) 431-7800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 7, 2007, the Board of Directors of BancTrust Financial Group, Inc. (the "Company") adopted Amended and Restated Bylaws of BancTrust Financial Group, Inc. (the "New Bylaws"). The New Bylaws include the following changes:

  The name of the Company reflected in its Bylaws was changed from SAB Newco, Inc., the name of the Company at the time the Bylaws were originally adopted, to BancTrust Financial Group, Inc., the Company's current name;
  The term "stockholder" was replaced with the term "shareholder" throughout the New Bylaws to be consistent with the Alabama Business Corporation Act;
  The default date for the annual meeting of shareholders was moved from the second Thursday of May to the third Thursday of May;
  The vote required for election of directors was changed from a plurality vote to the affirmative vote of the holders of the majority of the shares duly voted at the meeting to conform to the Alabama Business Corporation Act;
  References were added to provisions of the Constitution of Alabama of 1901, which may have an effect on notice and voting requirements for certain shareholder meetings;
  The requirements for making available a shareholder list prior to a meeting were modified to conform to the Alabama Business Corporation Act;
  The default vote required for shareholder approval of Company action was changed from "the holders of the majority of the stock having voting power present in person or represented by proxy" to "votes cast in favor of the action exceed the votes cast opposing the action" to conform to the Alabama Business Corporation Act;
  The age until which a director is eligible for election was changed from 70 to 72;
  A provision stating that the salaries of all officers and agents of the Company in excess of $50,000 shall be fixed by the Board and a corresponding provision stating that the Chief Executor Officer shall fix the compensation of each officer and employee whose annual salary is not in excess of $50,000 were deleted;
  The description of the office of treasurer was deleted; and
  Other non-substantive grammatical changes and non-substantive changes to conform the New Bylaws to the Company's current practices were made.

A copy of the Amended and Restated Bylaws of BancTrust Financial Group, Inc. is filed as Exhibit 3.2 to this current report on Form 8-K. The description of the changes to the Company's Bylaws contained herein is qualified in its entirety by reference to the New Bylaws.
Item 9.01.	Exhibits.

(c) The following materials are included as Exhibits to this Current Report on Form 8-K:

3.2.	Amended and Restated Bylaws of BancTrust Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: March 12, 2007	By: /s/F. Michael Johnson
F. Michael Johnson
Chief Financial Officer